SunTrust Banks, Inc. Barclays Capital Global Financial Services Conference September 15, 2009 James M. Wells III Chairman and Chief Executive Officer Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on
Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis.
The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, charge-offs, provision expense, non-interest expense and income are forward-
looking statements. Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Our forward looking statements speak as of the date hereof, and we do not assume any obligation to update these statements or the reasons why actual results could differ from those contained in such statements in light of new information or future events.  Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item 1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation, or any proposed federal programs, will stabilize the U.S. financial system, and such legislation and programs may adversely affect us; the impact on us of recently enacted legislation, in particular the
Emergency Economic Stabilization Act of 2008 (“EESA”) and its implementing regulations, and actions by the FDIC, cannot be predicted at this time; credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; weakness in the real estate market may adversely affect our reinsurance subsidiary; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate, increases in unemployment, and the related effects on local economics may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets;
we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy;
our accounting policies and processes are critical to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain;
changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. LARGE DIVERSIFIED FRANCHISE II. SOLID CAPITAL STRUCTURE III. RELATIVE CREDIT STRENGTH IV. GROWTH INITIATIVES Table of Contents V. APPENDIX

•
Generating momentum
with revenue initiatives
•
Improving efficiency and
productivity
•
Continuing to optimize
balance sheet and
business mix
Investment Thesis
Large Diversified Franchise
•
Attractive geographic profile in
valuable markets
•
High market share in core
markets
•
One of the nation’s largest banks
•
Diversified business mix
Growth Initiatives
Stable Base of Operations Provides Foundation for Future Growth
•
SCAP results underscore
conservative
underwriting practices
•
Diversified loan portfolio
•
Significant loan loss
reserves
Solid Capital Structure
Relative Credit Strength
•
Completed capital
actions created superior
capitalization
•
Diversified funding with
large, stable deposit
base
I. LARGE DIVERSIFIED FRANCHISE

Best Footprint in Banking
Projected Population Growth
1. Deposit and share data from SNL as of June 30, 2009.  Branch data from STI Q2 2009 earnings report.
2. Five-year population growth is from 2009-2014
SunTrust Footprint
Attractive Geographic Profile In Valuable Markets
1.3%
2.6%
3.6%
4.2%
4.7%
4.9%
5.2%
5.9%
6.7%
7.3%
8.5%
PNC
KEY
FITB
COF
USB
JPM
RF
BAC
BBT
WFC
STI
U.S. Average Growth:
4.6%
•
Ranked top 3 in 18 of the top 25 SunTrust markets; represents
67.9% of total MSA deposits and average deposit market share of
16.7%
• 1,692 branches serving communities with an attractive overall growth projection
• Projected household income growth is above the U.S. average
I. LARGE DIVERSIFIED FRANCHISE

152 BB&T 9
2,027 JPMorgan Chase 2
1,849 Citigroup 3
1,284 Wells Fargo 4
143 Regions 10
172 Capital One 8
177 SunTrust 7
266 U.S. Bancorp 6
280 PNC Financial 5
$2,254 Bank of America 1
$B Company
U.S.
Rank
Note: Data as of June 30, 2009 per SNL Financial, SEC filings and Company presentations; excludes custody/processor and non-traditional banks
Deposits
Significant Scale
Assets Branches
1,306 Fifth Third 9
6,109 Bank of America 2
5,203 JPMorgan Chase 3
2,850 U.S. Bancorp 4
993 KeyCorp 10
1,505 BB&T 8
1,692 SunTrust 7
1,899 Regions 6
2,606 PNC Financial 5
6,668 Wells Fargo 1
# Company
U.S.
Rank
SunTrust is a Top 10 U.S. Bank
164 U.S. Bancorp 6
95 Regions 10
866 JPMorgan Chase 2
814 Wells Fargo 3
805 Citigroup 4
102 BB&T 9
117 Capital One 8
119 SunTrust 7
190 PNC Financial 5
$971 Bank of America 1
$B Company
U.S.
Rank
I. LARGE DIVERSIFIED FRANCHISE

Household
Lending
Diversified Business Mix
Retail &
Commercial
Corporate and
Investment
Banking
Wealth &
Investment
Management
Scope
of
Operations
Market
Focus
- National
- Full line of
investment banking
products and
services
- Middle Market:
$100MM-$750MM
- Corporate Banking:
>$750MM
- Investment banking
sales to commercial and
W&IM clients
- National
- Full array of private
wealth management
and institutional
solutions including
personal and
institutional
investment
management
- AUA = $188B
2
- Individuals and families
in need of private
wealth management
including banking, trust,
brokerage and asset
management solutions
- Organizations in need
of institutional
administrative and
investment solutions
- National
- Residential
mortgages,
consumer lending
- Ranked #6 in total
mortgage
origination volume
1
- Mortgage servicing
portfolio of $173.1B
2
- Prime-based platform,
~99% of 2Q 2009
originations for sale
were agency
- 49% of production in
2Q 2009 was retail
originated
1.
For the six months ending June 30, 2009, Inside Mortgage Finance, 7/31/09
2. As of 6/30/09
3. Full-service branches
- SunTrust footprint
- 1,692 branches
2,3
- 2,695 ATMs
2
- ~850 Relationship
Managers
2
- Retail clients in
SunTrust footprint
- Business clients in
SunTrust footprint with
revenues <$100MM
- Government and not-
for-profit enterprises
- Commercial RE:
commercial and
residential developers
& investors
I. LARGE DIVERSIFIED FRANCHISE

SCAP Related Capital Actions Complete and Goal Exceeded
SCAP Tier 1 Common Target
“At the Market” Offering
Marketed Offering
Greenshoe
Visa Share Sale
Cash Tender
Deferred Tax Asset
Total
% Complete / Share Increase
2Q 2009 Capital Actions
$2,160
258
1,358
204
70
212
190
$2,292
106.1%
17.7
108.0
16.2
NA
NA
NA
141.9
39.8%
($ and shares in millions)
Tier 1 Common         Common
Action                                        Impact                     Shares
1. Capital impact including fees, charges and taxes
2. Percent share count increase versus 3/31/09 shares outstanding of 356.7 million
II. SOLID CAPITAL STRUCTURE
1
2

5.83%
10.87%
7.96%
14.04%
$48.74
$28.69
Solid Capital Ratios Further Enhanced by SCAP Related Capital Actions
Tier 1 Common Ratio
Tier 1 Capital Ratio
Tier 1 Ratio (Excl TARP)
1
Total Capital Ratio
Book Value per Share
Tangible Common Book Value per Share
2
Capital Ratios
2Q 2009 1Q 2009 4Q 2008
5.83%
11.02%
8.02%
14.15%
$46.03
$28.15
7.34%
12.23%
9.11%
15.31%
$36.16
$23.41
1. TARP preferred included in Tier 1 ratio contributes an estimated 3.12% to the 6/30/09 Tier 1 capital ratio, 3.00% at 3/31/09 and 2.91% as of
12/31/08
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
II. SOLID CAPITAL STRUCTURE

+10.0% +6.7%
$3.4
$3.5
$3.7
$28.3
$30.1
$32.0
$24.4
$20.9
$24.9
$20.8
$23.2
$21.8
$17.1
$17.3
$17.3
$13.0
$13.7
$13.3
Dec 2008 March 2009 June 2009
MMA DDA NOW CD <$100 CD >$100 Savings
+5.4%
flat
+4.8%
+16.7%
+6.4%
Dec – March
Growth
+5.0%
Consumer and Commercial Deposit Trends
$103.8 $110.8 $114.2
($ in billions)
Dec – June
Growth
+8.8%
+2.3%
(1.2)%
+11.5%
+19.1%
+13.1%
1. Reflects average balances for the month
1 1
II. SOLID CAPITAL STRUCTURE
1
Core Consumer and Commercial Deposits Increased to a Record $114 Billion with Favorable Mix Trends

Funding Profile
$174 Billion
$169 Billion
June 30, 2009
Core Deposits 67%
Other Deposits 3%
Short-Term Borrowings 5%
Long-Term Borrowings 11%
Capital 14%
June 30, 2006
Core Deposits 57%
Other Deposits 15%
Short-Term Borrowings 8%
Long-Term Borrowings 10%
Capital 10%
Large, Stable Deposit Base Primary Source of Liquidity
1. Includes Fed Funds, Repos, and other short-term borrowings
Diversified Sources of Funding
II. SOLID CAPITAL STRUCTURE
1
1

SCAP Confirmed SunTrust’s Relative Credit Strength
7.8%
8.3%
8.5%
8.6%
8.8%
9.0%
9.1%
10.0%
10.0%
10.5%
10.9%
11.7%
COF
C
FITB
BAC
JPM
RF
PNC
WFC
BBT
KEY
STI
USB
SCAP Loan Losses (%) – “More Adverse” Scenario
III. RELATIVE CREDIT STRENGTH

7.8% 11.7%
18.2%
37.9%
5.5% 13.9%
4.5%
11.0%
6.3%
19.9%
11.9%
3.4%
10.6%
8.2%
8.3%
17.4%
5.2%
13.7%
Source: Federal Reserve
Note: Financial data as of December 31, 2008
1. Includes BAC, BBT, C, COF, FITB, JPM, KEY, PNC, RF, USB and WFC
2. Includes losses on other consumer and non-consumer loans
CRE
First Lien Mortgages
Second/Junior Lien Mortgages
C&I
Credit Card Loans
Total Loans
Peer range¹
²
Loan Type
Conservative Underwriting Across All Asset Classes
SCAP Estimated Losses for 2009 and 2010 for “More Adverse Scenario”
III. RELATIVE CREDIT STRENGTH

Consumer
10%
Commercial
31%
Residential
Mortgages
26%
Home Equity
Lines
13%
Commercial
Real Estate
13%
Construction
7%
Home Equity
Lines
24%
Consumer
7%
Residential
Mortgages
40%
Commercial
19%
Construction
10%
Diversified Credit Profile
Construction
29%
Commercial
13%
Consumer
1%
Commercial
Real Estate
5%
Home Equity
Lines
6%
Residential
Mortgages
46%
Nonaccrual Loans 6/30/09
2Q 2009 Net Charge-Offs
Loan Portfolio 6/30/09
Diversified Credit Profile and Strong Credit Culture
1
1. Consumer includes credit card portfolio of $1.0 billion
III. RELATIVE CREDIT STRENGTH

14 2.59% 1.04% 1.24% 1.72% 1.97% 1.52% 1.48% 1.81% 1.76% 1.54% 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009 Net Charge-Offs 30-89 Days Past Due III. RELATIVE CREDIT STRENGTH Credit Trends

Building The Allowance For Loan & Lease Losses
III. RELATIVE CREDIT STRENGTH
($ in millions)
Reserve Building and Early Stage Delinquency Trends
$0
$100
$200
$300
$400
$500
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
0.70%
0.90%
1.10%
1.30%
1.50%
1.70%
1.90%
Additions to ALLL 30-89 Day Delinquency

Allowance to Non-Performing Loan Review
1. Base ALLL/NPL coverage excludes $122 million of loans carried at fair value from NPL denominator
2. Incremental losses on loans after the FFIEC review at 180 DPD are charged off at foreclosure.  The coverage ratio has not been adjusted for reserves established for these incremental losses
3. Loans to large corporate clients.  Relatively few, but larger credits make FAS 114 reserves and implied severities volatile
4. Loans to mid-sized businesses and real estate developers; typically secured
III. RELATIVE CREDIT STRENGTH
IMPAIRED LOANS WITH SPECIFIC RESERVES
2Q 2009 ($ in Millions)
2Q 09 2Q 09 Cumulative Implied
Line of Business Balance FAS114 Reserve Charge-Offs Severity
Commercial and Investment Banking $208 $85 $113 62%
3
Commercial 932 190 52 25%
4
Wealth and Investment Management 45 13 2 32%
TOTAL FAS 114 Portfolio $1,185 $288 $167 34%
ALLL / NPL Coverage Ratio
22%
99%
23%
54%
Base ALLL/NPL
Coverage
Resi Mtg NPLs
Previously Written
Down
Impaired Loans With
Specific Reserves
Adjusted ALLL/NPL
Coverage
1
2
ALLL Coverage of NPLs Increases to Nearly 100% When Adjusted for NPLs Previously Written
Down and Impaired Loans That Have Specific Reserve Allocations

Growth Initiatives
Continuing to Optimize
Balance Sheet and
Business Mix
Improving Efficiency and Productivity
1. Includes approximately 1,500 positions transitioned to a third party provider contracted for certain check and related processing operations
2. Includes operating losses, credit and collections, other real estate, additions to Mortgage re-insurance reserves and FDIC expense excluding the special assessment in 2Q 2009
IV. GROWTH INITIATIVES
• $8.5 billion, or 56%, reduction
in average brokered and
foreign deposits versus 2Q
2008
• $3.5 billion reduction in FHLB
advances in 2Q 2009
• $5.6 billion, or 41%, reduction
in construction loan portfolio
from December 2007 to June
2009
• $1.2 billion, or 29%, increase
in consumer direct loan
portfolio from December 2007
to June 2009
• Delivered over $600 million in
run-rate expense savings in
2009, or 11% of 2006
noninterest expense base
• Full-time equivalent employees
reduced by 5,000, or 15%,
versus year end 2006
1
• Office space reduced by over
20%
• Economically sensitive
noninterest expenses have
increased over $200 million in
2Q 2009 from 2Q 2006; these
expenses will decline over
time
2
Improving
Efficiency and
Productivity
Generating
Momentum with
Revenue Initiatives
• Mortgage production volume up
43% year-to-date versus last
year
• Retail checking households up
6% versus last year driven in
part by improved front line
execution, innovative new
products, and increased
consumer awareness
• Average consumer and
commercial deposits increased
$12 billion, or 12%, in 2Q 2009
versus 2Q 2008
• Increasing risk-adjusted loan
margin with goal of 15-25 basis
point improvement over next
two years

SunTrust Banks, Inc. Barclays Capital Global Financial Services Conference September 15, 2009 James M. Wells III Chairman and Chief Executive Officer

19 Appendix

V. APPENDIX
Reconciliation of Non GAAP Measures
(Dollars and Shares in thousands) (Unaudited)
June 30 March 31 December 31 September 30 June 30
2009 2009 2008 2008 2008
Total shareholders' equity                $22,953,158 $21,645,626 $22,500,805 $18,069,378 $18,023,095
Goodwill                      (6,213,243) (6,224,610) (6,941,104) (7,062,869) (7,056,015)
Other intangible assets including MSRs (1,468,209) (1,049,155) (978,211) (1,328,055) (1,394,941)
MSRs 1,322,322 894,797 810,474 1,150,013 1,193,450
Tangible equity
16,594,028
15,266,658 15,391,964 10,828,467 10,765,589
Preferred stock (4,918,863) (5,227,357) (5,221,703) (500,000) (500,000)
Tangible common equity
$11,675,165
$10,039,301 $10,170,261 $10,328,467 $10,265,589
Total assets                 $176,734,971 $179,116,402 $189,137,961 $174,776,760 $177,232,727
Goodwill                 (6,314,382) (6,309,431) (7,043,503) (7,062,869) (7,056,015)
Other intangible assets including MSRs (1,517,483) (1,103,333) (1,035,427) (1,389,965) (1,442,056)
MSRs 1,322,322 894,797 810,474 1,150,013 1,193,450
Tangible assets                 $170,225,428 $172,598,435 $181,869,505 $167,473,939 $169,928,106
Tangible equity to tangible assets         9.75% 8.85% 8.46% 6.47% 6.34%
Tangible book value per common share $23.41 $28.15 $28.69 $29.18 $29.04
Common shares outstanding (as of period ended)
498,786 356,693 354,515 353,963 353,542
Three Months Ended